608, 1199 West Pender Street
Vancouver, BC V6E 2R1
Tel: (604) 687-0300 Fax: (604) 687-0151
www.passportpotash.com

PASSPORT POTASH INC.

(TSX.V - PPI)

Passport Potash Announces Positive Preliminary Economic Assessment
on its Holbrook Basin Potash Project

    Pre-tax IRR of Over 30%

    Pre-tax NPV of $3.25 Billion at 12% Discount Rate

VANCOUVER, BRITISH COLUMBIA--(Marketwire -03/13/13)- Passport Potash Inc. (TSX-V: PPI.V - News)(OTCQX: PPRTF.PK- News) ("Passport" or the "Company") is pleased to announce the receipt of a positive preliminary economic assessment on its Holbrook Basin potash project (the "PEA"), prepared in accordance with National Instrument 43-101 standards of disclosure for mineral properties. The independent PEA was prepared by ERCOSPLAN Ingenieurgesellschaft Geotechnik und Bergbau mbH ("ERCOSPLAN"), a consulting and engineering firm, specialized in the potash and salt industry, headquartered in Erfurt, Germany. The key findings of the report include the following:

KEY FINANCIAL HIGHLIGHTS
Pre-tax NPV@12%	$3.25 billion USD
Pre-tax IRR (30% income tax rate)	31.59%
After-tax NPV@12%	$2.19 billion USD
After-tax IRR (30% income tax rate)	27.08%
Estimated Total Capital Expenditures	$1.949 billion USD
Estimated Total Operating Expenditures (includes sustaining OPEX)	$114/tonne KCl USD
Payback Period (from start of production)	8 years
ASSUMPTIONS
Discount Rate for Project Related Risks	12%
Potash Price for 2013 (standard MOP)	$430/tonne USD
Accuracy	+/-35%
KEY RESOURCE HIGHLIGHTS*
Measured Mineral Resources (including Passport and Hopi properties)	34.77 MT
Average Measured KCl Grade	14.38%
Indicated Mineral Resources (including Passport and Hopi properties)	363.17 MT
Average Indicated KCl Grade	14.68%
KEY MINING PRODUCTION HIGHLIGHTS
Annual Production (60% minimum K2O)	2.5 MT MOP
Life of Mine	26 years
Mining Method	Conventional Underground Room & Pillar
Processing method	Hot Leach
Plant Recovery Rate (KCl)	89.8%
Estimated Employees (Mining, Production, Management)	1,770

*Mineral resources that are not mineral reserves do not have demonstrated economic viability.

Passport's President and CEO Joshua Bleak commented, "We are extraordinarily pleased with this robust report for our Holbrook Basin potash project. We feel that the strong fundamentals of this report validate everything we have believed about this project, and are confident that the strength of this report will allow us to gain traction, even in the face of a moribund resource market. The CAPEX of US$1.95 billion for a 2.5 MTPA mine makes this one of the best values in the potash industry. A good metric for judging the value of a potash project is the CAPEX cost per tonne of finished production. Using this metric, the Holbrook project is one of the lowest cost projects of all the greenfield potash projects currently being developed. When you couple these factors with the estimated OPEX of US$114/tonne, the Holbrook project has potential to be one of the highest return potash projects in the world. Based upon the recommendation of ERCOSPLAN we will move forward with our Pre-feasibility Study which we plan to release at the end of 2013, and our Feasibility Study which we plan to release at the end of 2014. We are excited to take this report to the strategic partners with whom we have had discussions over the past year, and be able to show them the value that is in this project."

About the Holbrook Potash Project

Passport Potash Inc. is a publicly traded corporation engaged in the exploration and development of advanced potash properties with its major focus on a previously explored potash property in Arizona. Passport has acquired a strategic position in the Holbrook Basin with land holdings encompassing over 121,000 acres. Passport has entered into a joint exploration agreement with the Hopi Tribe to work towards developing about 13,000 acres of contiguous privately held Hopi land.

Quality Assurance and Quality Control

The standard operating and quality assurance procedures followed by Passport Potash employees have been instituted to make sure that all sampling techniques and results meet international reporting standards. Coring starts when the first significant gypsum interval (Upper Supai Formation) is intersected. Information about the drill holes and the on-site core descriptions are conducted according to international standards (depth intervals, recovery %, lithology, structure, alteration, rock type, weathered profile, sample intervals, remarks). Onsite field geologists collect the cuttings, bag and label them and place a small sub-sample into a chip tray for further treatment. Directly after being retrieved the cores are measured, cleaned, filed logged, packed in plastic poly sheeting and placed into sequentially numbered and labeled core boxes. Material is temporarily stored prior to transfer to the core facility in Apache Junction, Arizona, where significant intervals are dry cut in half. Half core samples are then bagged and carefully packed into boxes and shipped to the Saskatchewan Research Council in Saskatoon.

Passport is utilizing SRC's Potash ICP Analysis package designed for multi-element analysis of potash samples. SRC includes blanks, duplicates and their internal potash 003/004 standards in the analysis. SRC's analytical procedures have been more fully detailed in the NI 43-101 Technical Report, dated 30 March 2012, prepared for Passport Potash by ERCOSPLAN Ingenieurgesellschaft Geotechnik und Bergbau mbH. SRC is an ISO/IEC 17025:2005 certified facility.

The Preliminary Economic Assessment report was authored by Dr. Henry Rauche, Ph.D, EurGeol, and Dr. Sebastiaan van der Klauw, Ph.D, EurGeol. Dr. Henry Rauche and Dr. van der Klauw are independent Qualified Persons for the purposes of National Instrument 43-101. Tim Henneberry, P.Geo., Advisor, and a Qualified Person as defined in National Instrument 43-101, has reviewed and approved the technical content of this news release.

The NI-43-101 Preliminary Economic Assessment will be published on the System for Electronic Analysis and Retrieval ("SEDAR").

On behalf of the Board of Directors

PASSPORT POTASH INC.

Joshua Bleak, President

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact:
Passport Potash Inc.
Peter J. Kletas
Investor Relations
866-999-6251-Toll Free
peter@passportpotash.com

Passport Potash Inc.
Clive Mostert
Corporate Communications
780-920-5044
cmostert@passportpotash.com

www.passportpotash.com

Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to herein are economically or legally mineable.

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS". STATEMENTS IN THIS NEWS RELEASE THAT ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K OR FORM 10-Q AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.